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                                                                    EXHIBIT 10.3
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                              CUSTODIAN AGREEMENT


                                    BETWEEN


                         NAVISTAR FINANCIAL CORPORATION

                                   CUSTODIAN


                                      AND


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                     SELLER



                           DATED AS OF MARCH 9, 2000

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          THIS CUSTODIAN AGREEMENT, dated as of March 9, 2000 is made between
Navistar Financial Corporation, a Delaware corporation, as Custodian (the "Custodian"), and Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Seller").

          WHEREAS, simultaneously herewith Navistar Financial Corporation (in its capacity as seller, "NFC") and the Seller are entering into a Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which NFC shall sell, transfer and assign to the Seller without recourse all of its right, title and interest in and to the Receivables and certain related rights and interests therein;

          WHEREAS, the Purchase Agreement contemplates that the Seller may enter into the Further Transfer and Servicing Agreements with the Owner Trustee, pursuant to which the Seller shall sell, transfer and assign to the Owner Trustee without recourse, all of the Seller's right, title and interest in, to and under, among other things, (a) the Receivables and (b) the custodian agreement to be entered into simultaneously with the Further Transfer and Servicing Agreements, pursuant to which the Seller shall revocably appoint the Custodian as custodian of the Receivables Files pertaining to the Receivables; and

          WHEREAS, in connection with any such sale, transfer and assignment, the Seller desires for the Custodian to act as custodian of the Receivables for the benefit of the Owner Trustee and the Indenture Trustee.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.   Certain Definitions.  Capitalized terms used but not otherwise
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defined herein shall have the respective meanings assigned them in Part I of
Appendix A to the Pooling and Servicing Agreement of even date herewith among
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Chase Manhattan Bank Delaware, acting as Owner Trustee of the Navistar Financial
2000-A Owner Trust, the Seller and Navistar Financial Corporation, as Servicer (as it may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Custodian Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to
                                 ----------
Sections and subsections are to Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
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          2.   Appointment of Custodian; Acknowledgment of Receipt.  Subject to
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the terms and conditions hereof, the Seller hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Seller as Custodian to maintain custody of the Receivable Files pertaining to the Receivables for which from time to time the Seller is the Holder thereof. The Custodian hereby acknowledges that the Seller may sell, transfer and assign all of its right, title and interest under this Agreement to the Owner Trustee and the Indenture Trustee pursuant to the Further Transfer and Servicing Agreements. The Custodian hereby agrees, in connection with any such sale, transfer and assignment, to act as Custodian for the benefit of the Owner Trustee and the Indenture

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Trustee with respect to those Receivables of which from time to time the Owner
Trustee and the Indenture Trustee are Holders. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to receivable files relating to comparable medium and heavy duty truck, bus and trailer receivables that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.

          3.   Maintenance at Office.  The Custodian agrees to maintain each
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Receivable File at its principal office at Navistar Financial Corporation, 2850
West Golf Road, Rolling Meadows, Illinois 60008, or at such other office of the Custodian as shall from time to time be identified to the Holder of the related Receivable upon 30 days' prior written notice.

          4.   Duties of Custodian.
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          (a)  Safekeeping.  The Custodian shall hold each Receivable File
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described herein on behalf of the Holder of the related Receivable for the use and benefit of such Holder and, if applicable, Interested Parties and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File described herein as shall enable the Seller and the Owner Trustee and the Indenture Trustee to comply with their respective obligations under the Purchase Agreement and the Further Transfer and Servicing Agreements. Each Receivable shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Purchase Agreement and, if applicable, the Further Transfer and Servicing Agreements. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Owner Trustee and the Indenture Trustee and the Custodian to verify the accuracy of the Custodian's inventory and record keeping. The Custodian shall promptly report to the Holder of a Receivable any failure on its part to hold the related Receivable File described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

          (b)  Access to Records.  Subject only to the Custodian's security
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requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Holder of a Receivable or its duly authorized representatives, attorneys or auditors to inspect the related Receivable File described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as such Holder may reasonably request.

          (c)  Release of Documents.  The Custodian shall release any Receivable
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(and its related Receivable File) in the Receivable Files described herein to the Seller, the Servicer or the Owner Trustee and the Indenture Trustee, as appropriate, under the circumstances provided in the Purchase Agreement and the Further Transfer and Servicing Agreements.

          (d)  Administration; Reports.  In general, the Custodian shall attend
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to all non-discretionary details in connection with maintaining custody of the
Receivable Files described herein. In addition, the Custodian shall assist the Owner Trustee generally in the preparation of

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routine reports to the holders of Securities, if any, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivable Files described herein.

          5.   Instructions; Authority to Act.  The Custodian shall be deemed to
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have received proper instructions from the Owner Trustee with respect to the
Receivable Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Owner Trustee may be received and accepted by the Custodian as conclusive evidence of the authority of any such Authorized Officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

          6.   Indemnification By the Custodian.  The Custodian agrees to
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indemnify the Owner Trust Estate and each Trustee with respect to any Securities for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Owner Trust Estate or any such Trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files described herein; provided, however, that the Custodian
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shall not be liable to the Owner Trust Estate or any such Trustee, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or gross negligence of any such Trustee.

          7.   Advice of Counsel.  The Custodian, the Seller and, upon execution
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of the Further Transfer and Servicing Agreements, the Owner Trustee further agrees that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

          8.   Effective Period, Termination, and Amendment; Interpretive and
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Additional Provisions.  This Agreement shall become effective as of the date
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hereof, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by written notice to the other party, such termination to take effect no sooner than sixty (60) days after the date of such notice. Notwithstanding the foregoing, if Navistar Financial Corporation resigns as Servicer under the Further Transfer and Servicing Agreements or if all of the rights and obligations of the Servicer have been terminated under the Further Transfer and Servicing Agreements, this Agreement may be terminated by the Owner Trustee or by any Persons to whom the Owner Trustee has assigned its rights hereunder. As soon as practicable after the termination of this Agreement, the Custodian shall deliver the Receivable Files described herein to the Owner Trustee or the Owner Trustee's agent at such place or places as the Owner Trustee may reasonably designate.

          9.   Governing Law.  All questions concerning the construction,
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validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule
(whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

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          10.  Notices.   All demands, notices and communications upon or to the
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Custodian or the Seller under this Agreement shall be delivered as specified in
Appendix B to the Pooling and Servicing Agreement.
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          11.  Binding Effect.  This Agreement shall be binding upon and shall
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inure to the benefit of the Seller, the Owner Trustee, the Indenture Trustee,
the Custodian and their respective successors and assigns.

          12.  Severability of Provisions.  If any one or more of the covenants,
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agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          13.  Assignment.  Notwithstanding anything to the contrary contained
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in this Agreement, this Agreement may not be assigned by the Custodian without the prior written consent of the Seller or any Persons to whom the Seller has assigned its rights hereunder, as applicable.

          14.  Headings.  The headings of the various Sections herein are for
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convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          15.  Counterparts.  This Agreement may be executed by the parties in
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separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

          16.  No Third-Party Beneficiaries.  This Agreement shall inure to the
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benefit of and be binding upon the parties hereto, the Owners and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

          17.  Merger and Integration.  Except as specifically stated otherwise
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herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                         By:    _______________________________________
                         Name:  R. Wayne Cain
                         Title: Vice President and Treasurer

                         NAVISTAR FINANCIAL CORPORATION,
                           as Custodian


                         By:    _______________________________________
                         Name:  R. Wayne Cain
                         Title: Vice President and Treasurer

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